UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa	001-34700	42-0935283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2014, the Board of Directors (the “Board”) of Casey’s General Stores, Inc. (the “Company”) approved and entered into a Second Amendment to Employment Agreement (the “Second Amendment”) with Robert J. Myers, Chief Executive Officer. Mr. Myers has been serving as Chief Executive Officer of the Company under the terms of an Employment Agreement dated April 16, 2010, as amended by the Amendment to Employment Agreement dated December 18, 2012 (together, the “Amended Agreement”, which is described in the Forms 8-K filed on April 21, 2010 and December 19, 2012), under which Mr. Myers’ term of employment was scheduled to expire on April 30, 2015.

The Second Amendment generally provides for the continued employment of Mr. Myers as Chief Executive Officer through April 30, 2016 (the “Term”) under the terms of the Amended Agreement. All other provisions of the Amended Agreement remain in effect. A copy of the Second Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 19, 2014, the Company held its 2014 annual meeting of shareholders (the “Annual Meeting”). In addition to the election of three Class I directors, two other proposals were acted upon at the Annual Meeting, each of which is described briefly below and in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”). The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as follows:

1. The following nominees for Class I directors were elected to serve three-year terms expiring in 2017 by a majority of the votes cast at the Annual Meeting:

Nominee	For	Authority Withheld	Broker Non-Votes
Robert J. Myers	23,808,080	6,399,772	2,513,384
Diane C. Bridgewater	23,749,455	6,458,397	2,513,384
Larree M. Renda	29,744,998	462,854	2,513,384

2. The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending April 30, 2015 was ratified by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
32,490,658	170,574	60,005	- 0 -

3. In an advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
28,119,128	1,188,610	900,114	2,513,384

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: September 19, 2014	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description

99.1	Second Amendment to Employment Agreement with Robert J. Myers, dated September 19, 2014

99.2	Transcript of prepared remarks delivered at Annual Meeting of shareholders of Casey’s General Stores, Inc. on September 19, 2014.